UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2006
American Casino & Entertainment Properties LLC
(Exact name of registrant as specified in its charter)

Delaware	333-118149	20-0573058

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

2000 Las Vegas Boulevard South, Las Vegas, NV	89104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 383-5242
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01(d) Exhibits
SIGNATURES
EX-99.1

Section 8 — Other Events
     Item 8.01 Other Events
     Exhibit 99.1 is furnished to include certain information provided in connection with the proposed offering by our parent, American Entertainment Properties Corp. (“AEP”), of senior floating rate notes due 2014.
Section 9 —Financial Statements, Pro Forma Financial Information and Exhibits
     Item 9.01(d) Exhibits.
99.1	AEP summary historical consolidated and pro forma combined financial data; Management’s discussion and analysis of AEP’s financial condition and results of operations; AEP’s business; Risk factors relating to AEP’s business and the gaming industry
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
By:	/s/ Denise Barton
Denise Barton
Senior Vice President, Chief Financial Officer Secretary and Treasurer

Date: September  20, 2006